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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                    May 15, 2002

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          MARYLAND                       1-13232                  84-1259577
----------------------------          -------------          -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation or               File Number)           Identification No.)
      organization)

           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code                (303) 757-8101

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)



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ITEM 9. Regulation FD Disclosure

         On May 15, 2002 certain executive officers of Apartment Investment and Management Company (the "Company") will be addressing a group of investors and analysts. The slide presentation that will be used in the conference is attached hereto as Exhibit 99.1 and incorporated herein by this reference. The Company has also posted the slide presentation on its Website in a format which more closely resembles the format of the presentation used at the conference. The slide presentation may be accessed at www.aimco.com/aimco.pdf. This slide presentation will be available at this web address for thirty days.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  The following exhibit is filed with this report:

                  Exhibit Number       Description

                  99.1 Slide presentation of Apartment Investment and Management Company, dated May 15, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated: May 15, 2002

                                           APARTMENT INVESTMENT
                                           AND MANAGEMENT COMPANY

                                           By: /s/ Paul J. McAuliffe
                                              ---------------------------------
                                              Paul J. McAuliffe
                                              Executive Vice President and Chief
                                              Financial Officer



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                                  EXHIBIT INDEX

          EXHIBIT
          NUMBER                    DESCRIPTION
          -------                   -----------
          99.1                      Slide presentation of Apartment Investment
                                    and Management Company, dated May 15, 2002.